AFL-CIO HOUSING INVESTMENT TRUST

INVESTOR

LABOR'S INVESTMENT CAPITAL AT WORK • ISSUE NO. 2, 2013

Aid for Hurricane-Damaged Housing in NY

HIT Speeds Relief with $89 Million in Financing



The Brooklyn co-op is using temporary generators, above, to maintain power for residents.

The HIT is providing $89 million to repair damage from Hurricane Sandy at Amalgamated Warbasse Houses, one of New York's largest union-sponsored housing cooperatives located in Brooklyn's Brighton-Coney Island community. The loan allows the 2,585-unit co-op to replace the electrical distribution system that was destroyed by flooding, relocate replacement transformers above the flood plain, replenish capital reserves depleted by Sandy expenses, and refinance existing debt at significant cost savings that will help keep the historic cooperative affordable. Repair work on the five 24-story buildings is expected to create about 225 union construction jobs.

"This investment provides vital funds for Brooklynites to rebuild after Sandy's wrath," Comptroller John Liu said. "New York's hardworking and retired municipal employees are committed to putting their retirement savings into investments that not only offer positive returns, but also benefit the communities they call home." Five New York City employee pension plans are HIT investors.

"The HIT had the funds and the flexibility to provide a timely solution," said Stephanie Wiggins, HIT Executive Vice President and Chief Investment Officer. "Amalgamated Warbasse contacted us in January, and by the end of February, the loan was closed. I doubt most banks could have acted that fast." The New York City Housing Development Corporation and New York State Division of Housing and Community Renewal worked with the HIT to help expedite the loan.

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HIT's New Goal: 25,000 Union Jobs by 2015



The HIT's Construction Jobs Initiative has created more than 16,800 union construction jobs in the last four years to bring thousands of the men and women of the building trades back to work.
The initiative is one of the HIT's "most important and successful programs," said Sean McGarvey, President of the Building and Construction Trades Department, AFL-CIO, speaking at the recent meeting of the HIT's Board of Trustees. That sentiment was echoed by other HIT trustees, including AFL-CIO Executive Vice President Arlene Holt Baker, who spoke of the initiative's significant impact on the communities where the HIT invests. After commending the HIT for its success, McGarvey offered a resolution to expand the Construction Jobs Initiative to include the creation of 25,000 union construction jobs by year-end 2015. That resolution was quickly seconded by Holt Baker and approved by a unanimous vote of the Board.

Important as the good union jobs are for working people and their communities, the Construction Jobs Initiative is benefiting HIT investors in many other ways. The construction securities added to the HIT's portfolio through the initiative are

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Building America CDE: helping America's underserved communities


IRONWORKERS'
LOCAL 399
CAMDEN, N.J.
BUILDING HOPE

Members of Ironworkers Local 399 prepare to place the final steel beam at the Cooper Cancer Institute project in Camden, NJ.

The HIT's subsidiary Building America CDE recently allocated $32 million in New Markets Tax Credits for four projects to expand healthcare services and spur revitalization activity in medically underserved and economically disadvantaged communities in Massachusetts, New Jersey, and Colorado. Representing $231.5 million in total development costs, these projects will create over 1,350 union construction jobs while improving the quality of life for thousands of local residents.

Caring Health Center, Springfield, MA
This project will double the current health center's capacity to serve low-income patients in the city's South End. Construction of the new space should generate 130 union construction jobs.

Cooper Cancer Institute, Camden, NJ
The new facility represents expanded patient access to cancer treatment and a significant increase in clinical research activity and educational programs. The project is expected to create over 410 union construction jobs.

Dudley Municipal Center, Boston, MA
Considered a key part of the city's revitalization of Roxbury's Dudley Square neighborhood, the Dudley Municipal Center will bring hundreds of municipal workers and new economic activity to the area. The project is generating an estimated 600 union construction jobs.



HIT Director of Labor Relations Rod DuChemin thanks union workers at Stout Street project.

Stout Street Health Center, Denver, CO
The new health facility will provide Denver's downtown homeless population with greater access to integrated healthcare. The project represents 210 union construction jobs.

helping the HIT maintain its competitive performance by enhancing its income advantage versus the benchmark. The initiative has strengthened the HIT's relationships with grassroots building trades unions, and those unions have responded by investing more than $1.4 billion of capital in the HIT since the Construction Jobs Initiative began in 2009. The HIT's local relationships have also helped its investment staff identify worthwhile housing projects to finance.

The Construction Jobs Initiative has twice exceeded its ambitious job-creation goals – first surpassing the target of 10,000 union jobs in early 2010, less than a year after the initiative was launched, and then passing its next target of 15,000 union jobs last fall.

McGarvey noted, "We are not out of the woods with this economy, particularly in the construction industry." The unemployment rate in construction is nearly twice as high as the rate for the economy as a whole.

Hurricane-Damaged Housing

Continued from page 1

Amalgamated Warbasse was built in the 1960s with the backing of the Amalgamated Clothing Workers, a forerunner of today's UNITE HERE. HIT Chairman John Sweeney, President Emeritus of the AFL-CIO, as a young union organizer helped organize the co-op's staff as members of what is now Local 32BJ, part of the Service Employees International Union. "We are helping sustain a historic union community and keeping alive their dream of decent, affordable housing," Sweeney said.



Union construction workers at Boston's $152 million Charlesview apartments, one of 60 projects to receive financing under the HIT's Construction Jobs Initiative.

"The HIT's investments put our contractors and our members to work. The benefits of that – people keeping their healthcare, keeping their housing, feeding their families – are incalculable."

—Sean McGarvey,
President, Building and Construction Trades Department, AFL-CIO

Kevin Murphy Named Regional Marketing Director



The HIT has named Kevin P. Murphy as its newest Regional Marketing Director, based in Washington, DC. Mr. Murphy will handle relations with HIT investors in the Northeast U.S. and is responsible for the HIT's marketing strategy in the region, working with both current and potential HIT investors and their consultants. Mr. Murphy has 28 years of marketing experience, with a focus on Taft-Hartley funds.

The HIT's Construction Jobs Initiative continues to resonate with the labor community, particularly the building and construction trades unions. This support is reflected in nearly $130 million of new investments received or committed during the first quarter of 2013 by new and existing participants in the HIT. Last year's new capital of $424 million was the largest amount for any year since 2003. The Jobs Initiative is not only creating jobs for the men and women of the building trades but is also contributing to the strong investment returns of the HIT.



"Workers' capital can change the lives of all of the people in this society."

—Steve Coyle, Chief Executive Officer, AFL-CIO Housing Investment Trust



"Certainly there are other vehicles out there, but none other like the Housing Investment Trust that has the responsibility of making sure that there is a great return on the investment but also truly understands the union movement."

—Arlene Holt Baker, Executive Vice President, AFL-CIO



"Our members get a 'double bang' with good returns for our money and opportunities for our members to go to work. We have to spend our money wisely, and you guys do a great job to make sure that our people go back to work."

—Joe Nigro, President, Sheet Metal Workers Int'l Assn.



"To be able to do these HIT projects and know they're union from top to bottom – it's just a great experience all around."

—James Boland, President, Intl. Union of Bricklayers & Allied Craftworkers



"It's good to be part of a major project like Halsey Street that is going to help turn around our community and bring working families back to downtown Newark."

—Marty Schwartz, President, Essex Co. (NJ) BCTC

Morningstar Ranks HIT as a "Top Performer" at Year-End

Morningstar ranked the HIT as one of the "Top Performing Managers" in its category for the 1- and 5-year periods ending December 31, 2012.

The HIT ranked number one in both the 1-year and 5-year time periods in its category of commingled intermediate government fund managers. The HIT's gross and net returns were, respectively, 4.71% and 4.27% for the 1-year period and 6.41% and 5.96% for the 5-year period. *Pensions & Investments* reported the Morningstar ranking in its on-line "Special Report on Top Performing Managers by Category: Commingled Accounts, 4th Quarter 2012," dated February 18, 2013.

"The HIT's competitive results reflect its specialization in high credit quality multifamily mortgage-backed securities," said Chang Suh, Senior Executive Vice President and Chief Portfolio Manager of the HIT. "These investments tend to generate higher income than the benchmark without increasing credit risk or interest rate risk. The HIT's focus on multifamily finance has helped it outperform the benchmark on a gross basis for 20 consecutive calendar years, and to outperform on a net basis for 13 of those 20 years."

The Morningstar rankings are based on gross and net returns for the 1- and 5-year periods ended December 31, 2012. In the HIT's category of commingled intermediate government accounts, the rankings compared seven funds based on performance results self-reported to Morningstar. *Pensions & Investments* reported the "Commingled Accounts Intermediate Government" rankings based on information provided by Morningstar from its global separate account/ collective investment trust database, which compares fixed-income investment vehicles with a similar risk profile. Subscribers to *Pensions & Investments* can view the Morningstar "Top Performing Managers" rankings at: **http://www.pionline.com/article/20130218/CHART02/312319995/top-performing-managers-by-category-commingled-accounts-4th-quarter-2012.**


HIT TOTAL RETURNS VS. BENCHMARK as of March 31, 2013
8
6
4
2
0
4.35
3.92
3.77
5.77
5.31
5.52
6.02
5.56
5.47
5.44
5.01
5.02
1 Year
3 Year
5 Year
10 Year
AFL-CIO Housing Investment Trust Gross
AFL-CIO Housing Investment Trust Net
Barclays Capital Aggregate Bond Index



The performance data quoted represents past performance and is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant's units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

HIT Welcomes New Board Members



Sean McGarvey



Vincent Alvarez

The HIT Board of Trustees welcomed two new members, Sean McGarvey, President of the Building and Construction Trades Department, AFL-CIO, and Vincent Alvarez, President of the New York City Central Labor Council. Both McGarvey and Alvarez have distinguished careers in the labor movement, working to improve the quality of life for working men and women. McGarvey has been a strong and effective advocate for the HIT's Construction Jobs Initiative while Alvarez has worked closely with the HIT as it pursues housing and jobs in New York City through its New York City Community Investment Initiative.

Board Chairman John Sweeney expressed appreciation to the new members and their continuing commitment to promoting union goals and ideals.

"Their dedication and experience will be valuable resources to the HIT as we work to create union jobs, affordable housing, and economic security for working families," said Sweeney.

AFL-CIO HOUSING INVESTMENT TRUST

Stephen Coyle, *Chief Executive Officer*

Ted Chandler, *Chief Operating Officer*

Erica Khatchadourian, *Chief Financial Officer*

Chang Suh, *Senior Executive Vice President and Chief Portfolio Manager*

Christopher Kaiser, *Acting General Counsel*

Debbie Cohen, *Chief Development Officer*

Rod DuChemin, *Director of Labor Relations*

Thalia Lankin, *Director of Operations*

Eric W. Price, *Executive Vice President*

Lesyllee White, *Senior Vice President & Managing Director of Marketing*

Stephanie H. Wiggins, *Executive Vice President and Chief Investment Officer*

Housing and Jobs for St. Paul, MN



West Side Flats Apartments


LUNDS

The Penfield

The HIT is providing $23.5 million in financing for construction of West Side Flats Apartments, a new $31 million development on the edge of downtown St. Paul. The project will generate approximately 160 union construction jobs. The five-story building will have 178 market rate and affordable housing units as well as ground-floor retail and commercial space. West Side Flats Apartments is the second HIT-financed development now underway in the St. Paul downtown area.

Construction is also ongoing at the $62.5 million Penfield mixed-use complex, which has $40.9 million in HIT financing.

"It's good to see the HIT investing union pension dollars back into our community."

—Harry Melander, President, St. Paul Building and Construction Trades Council

National Office
2401 Pennsylvania Avenue, NW, Suite 200
Washington, DC 20037 | 202.331.8055

New York City Office
Carol Nixon, *Director*
1270 Avenue of the Americas, Suite 210
New York, NY 10020 | 212.554.2750

New England Regional Office
Thomas O'Malley, *Senior Vice President*
Ten Post Office Square, Suite 800
Boston, MA 02109 | 617.850.9071

Western Regional Office
Liz Diamond, *Director*
Emily Johnstone, *Marketing Director*
One Sansome Street, Suite 3500
San Francisco, CA 94104 | 415.433.3044

Southern California Office
155 North Lake Avenue, Suite 800
Pasadena, CA 91101 | 626.993.6676

Midwest Region
Paul Sommers, *Marketing Director*
937.604.9681

Gulf Coast Office
935 Gravier Street, Suite 640
New Orleans, LA 70112 | 504.599.8750

www.aflcio-hit.com